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                                                                   Exhibit 10.11


                          RELIANCE STEEL & ALUMINUM CO.

                              RSAC MANAGEMENT CORP.

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of April 1, 2002 and entered into by and among Reliance Steel & Aluminum Co., a California corporation ("RSA"), RSAC Management Corp., a California corporation ("RSAC MANAGEMENT" and together with RSA, jointly and severally, "BORROWERS" and individually, a "BORROWER") the financial institutions listed on the signature pages hereof ("LENDERS") and Bank of America, N.A., as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of October 24, 2001 (the "CREDIT AGREEMENT"), by and among Company, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Company and Lenders desire to amend the Credit Agreement to make certain amendments as set forth below:

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1   AMENDMENTS TO SECTION 1: DEFINITIONS AND ACCOUNTING TERMS

            A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "American Steel" shall mean American Steel, L.L.C.

            "American Steel Credit Agreement" shall mean the amended and restated credit agreement by and among American Steel, Bank of America, N.A., as Administrative Agent, and the lenders from time to time party thereto, providing credit facilities of up to $24,000,000 (the "American Steel Credit Agreement").

            "Support Letter" shall mean the support letter, issued by RSA to Bank of America, N.A., relating to American Steel's obligations under the American Steel Credit Agreement.
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            B.    Subsection 1.1 of the Credit Agreement is hereby further
amended by deleting from the definition of "Subsidiary" the following sentence at the end thereof:

            "For purposes of clarification, American Steel shall not be deemed to be a Subsidiary of RSA."

1.2   AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS

            A. Subsection 7.1 is hereby amended by (i) deleting the "and" at the end of clause (e), (ii) deleting the "." at the end of clause (f) and substituting "; and" therefor, and (iii) adding the following clause (g) at the end thereof:

            "(g) Liens on assets of American Steel securing the obligations of American Steel under the American Steel Credit Agreement."

            B. Subsection 7.3 is hereby amended by (i) deleting the "and" at the end of clause (f), (ii) deleting the "." at end of clause (g) and substituting "; and" therefor, and (iii) adding the following clauses (h) and
(i) at the end thereof:

            "(h) Indebtedness of American Steel under the American Steel Credit Agreement; and

            (i) Obligations of RSA arising under the Support Letter"

      SECTION 2. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following condition precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"): On or before the First Amendment Effective Date, RSA shall have increased its total percentage ownership of American Steel, L.L.C. ("American Steel") to more than 50%.

      SECTION 3. BORROWERS' REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

            A. CORPORATE POWER AND AUTHORITY. Borrowers have all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

            B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrowers.


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            C.    NO CONFLICT. The execution and delivery by Borrowers of this
Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each Borrower or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of each Borrower or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrowers or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers or any of their respective Subsidiaries (other than Liens created or permitted under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers or any of their respective Subsidiaries that has not been obtained.

            D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Borrowers and are the legally valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

      SECTION 4. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in


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            the other Loan Documents to the "Credit Agreement", "thereunder",
            "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. Borrowers acknowledge that all costs, fees and expenses as described in subsection 10.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

            C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective as of the date first written above and upon the execution of a counterpart hereof by Borrowers and Requisite Lenders and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                [The remainder of page intentionally left blank.]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    RELIANCE STEEL & ALUMINUM CO.,
                                    a California corporation


                                    By:    /s/ David H. Hannah
                                       ---------------------------------------
                                    Name:  David H. Hannah
                                    Title: Chief Executive Officer


                                    By:    /s/ Karla McDowell
                                       ------------------------------------
                                    Name:  Karla McDowell
                                    Title: Executive Vice President and
                                           Chief Financial Officer


                                    RSAC MANAGEMENT CORP.,
                                    a California corporation


                                    By:    /s/ David H. Hannah
                                       ------------------------------------
                                    Name:  David H. Hannah
                                    Title: Chief Executive Officer


                                    By:    /s/ Karla McDowell
                                       ------------------------------------
                                    Name:  Karla McDowell
                                    Title: Executive Vice President


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                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent

                                    By:    /s/ Ken Puro
                                       ------------------------------------
                                    Name:  Ken Puro
                                    Title: Vice President


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                                    BANK OF AMERICA, N.A.,
                                    as Issuing Lender and a Lender

                                    By:  /s/ Robert Troutman
                                       ---------------------------------------
                                    Name:    Robert Troutman
                                    Title:   Senior Vice President


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                                    FIRST UNION NATIONAL BANK,
                                    as Syndication Agent and as a Lender



                                     By: /s/
                                         ----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


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                                    THE CHASE MANHATTAN BANK,
                                    as a Lender

                                    By: /s/
                                        --------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


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                                    UNION BANK OF CALIFORNIA, N.A.,
                                    as a Lender

                                     By: /s/
                                         ----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


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                                    COMERICA WEST INCORPORATED,
                                    as a Lender

                                     By: /s/
                                         ----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


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                                    CREDIT SUISSE FIRST BOSTON,
                                    as a Lender

                                     By: /s/
                                         ----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


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                                    THE NORTHERN TRUST COMPANY,
                                    as a Lender

                                     By: /s/
                                         ----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


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                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Lender

                                     By: /s/
                                         ----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


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                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    as a Lender

                                     By: /s/
                                         ----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

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